o 416 P-2

                          SUPPLEMENT DATED MAY 19, 1999
                              TO THE PROSPECTUS OF
                  TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
                 dated August 1, 1998 as amended January 1, 1999

On May 19, 1999, Templeton Global Investment Trust's Board of Trustees approved a proposal to merge the Templeton Americas Government Securities Fund into Templeton Global Bond Fund, subject to shareholder approval. Templeton Income Trust's Board of Trustees also approved the merger on behalf of Templeton Global Bond Fund. The investment goal of Templeton Americas Government Securities Fund is to provide a high level of current income, with total return as a secondary goal. The investment goal of Templeton Global Bond Fund is current income with capital appreciation and growth of income. These goals are fundamental, which means that they may not be changed without shareholder approval. The Boards believe this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Templeton Americas Government Securities Fund will receive a proxy and proxy statement requesting their votes on the merger.

Templeton Americas Government Securities Fund will be closed to new investors after the close of business on June 8, 1999. If you are a shareholder of record as of the close of business on June 8, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until October 1, 1999. If the merger is approved by Templeton Americas Government Securities Fund's shareholders on October 1, 1999, the Templeton Americas Government Securities Fund will also be closed to purchases by existing shareholders, except for the reinvestment of dividend and capital gain distributions.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after June 8, 1999, your account will be closed and you will not be allowed to buy additional shares of Templeton Americas Government Securities Fund or to reopen your account in the Templeton Americas Government Securities Fund. If you sell your shares in the fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

                Please keep this supplement for future reference.

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